________________________________________________________________________________
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           _________________________

                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):   January 10, 1999


                           _________________________


                          INTERNATIONAL COMPUTEX, INC.
             (Exact name of registrant as specified in its charter)

          Georgia                        1-12909             58-1938206
(State or other jurisdiction of          (Commission         (I.R.S. Employer
 incorporation or organization)          File Number)        Identification No.)



                    5500 Interstate North Parkway, Suite 507
                          Atlanta, Georgia 30328-4662
          (Address of principal executive offices, including Zip Code)


                                 770/953-1464
              (Registrant's telephone number, including area code)

                                 Not Applicable
         (Former name or former address, if changed since last report.)




                            Exhibit Index on Page 3
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Item 5.   Other Events.
          ------------

          See description of event in the press release dated January 11, 1999, attached hereto as Exhibit 99.1.

Item 7.   Financial Statements and Exhibits.
          ---------------------------------

          (c)  Exhibits:
               --------

               2.1 Formation Agreement dated January 10, 1999 among Information Handling Services, Inc., Haim E. Dahan, Michael H. Galvin, Patricia Tuxbury Salem, Peter W. Jeng and James L. McAlarney, III, with exhibits.

               99.1 Press Release dated January 11, 1999.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        INTERNATIONAL COMPUTEX, INC.
                                        (Registrant)

Date:  January 12, 1999                 By: /s/ Ralph E. Walter
                                            -----------------------------------
                                        Name and Title: Ralph E. Walter
                                                        -----------------------
                                                        Chief Financial Officer
                                                        -----------------------
                                      -2-
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                                 EXHIBIT INDEX



          Description                                          Page

2.1 Formation Agreement dated January 10, 1999, among Information Handling Services, Inc.,
          Haim E. Dahan, Michael H. Galvin, Patricia
          Tuxbury Salem, Peter W. Jeng and James L.
          McAlarney, III, with exhibits

99.1      Press Release dated January 11, 1999

                                     -3-